Exhibit 99.4

Investor Contact:	Media Contact:
Arthur Shannon	Lainie Keller
arthur.shannon@bauschhealth.com	lainie.keller@bauschhealth.com
(514) 856-3855	(908) 927-0617
(877) 281-6642 (toll free)

BAUSCH HEALTH ANNOUNCES UPSIZE OF CASH TENDER OFFERS AND CONSENT SOLICITATION TO $1,500,000,000 AGGREGATE PURCHASE PRICE

LAVAL, Quebec, Feb. 22, 2019 – Bausch Health Companies Inc. (NYSE/TSX: BHC) (“Bausch Health,” the “Company” or the “Offeror”) announced today that it has increased the maximum aggregate purchase amount of its outstanding notes listed in the table below (collectively, the “Notes”) that it may purchase pursuant to the previously announced cash tender oﬀers (collectively, the “Tender Oﬀers,” and each offer to purchase a series of notes individually, a “Tender Offer”) upon terms and subject to the conditions set forth in the Oﬀers to Purchase and Consent Solicitation Statement dated Feb. 22, 2019 (the “Statement”), as supplemented by this release, and the related Letter of Transmittal and Consent. The Company announced that it has increased the maximum aggregate purchase price of the Notes that may be purchased pursuant to the Tender Offers from $1,250,000,000 to $1,500,000,000 (the “Aggregate Maximum Purchase Amount”) and it has increased the maximum aggregate purchase price of the 5.50% Senior Notes due 2023 (the “5.50% Notes”) and 5.875% Senior Notes due 2023 (the “5.875% Notes” and, together with the 5.50% Notes, the “2023 Notes”) that may be purchased pursuant to the Tender Offers from $550,000,000 to $800,000,000 (the “Tender Cap”). The Company also announced that the Tender Offers and the Solicitation are subject to, among other conditions, the completion of concurrent private offerings by Bausch Health and/or its subsidiaries of at least $1,500 million aggregate principal amount of senior notes, an increase from $1,250 million.

The Company is also soliciting consents (the “Solicitation,” and, together with the Tender Offers, the “Tender Offers and Solicitation”) to certain proposed amendments to the indenture governing its 5.625% Senior Notes due 2021 (the “2021 Notes”) to eliminate substantially all of the restrictive covenants and events of default and related provisions contained in the indenture under which the 2021 Notes were issued (the “Proposed Amendments”). No amendments to the indenture governing the 2023 Notes are being sought. All other terms and conditions of the Tender Offers and Solicitation will remain the same.

The following table sets forth certain terms of the Tender Offers and the Solicitation:

Issuer	Series of Notes	144A CUSIP/ISIN Number	Reg S CUSIP/ISIN Number	Aggregate Principal Amount Outstanding	Tender Cap[1]	Acceptance Priority Level	Tender Offer Consideration[2]	Applicable Premium[2]	Total Consideration[2,3]
Bausch Health Companies Inc.	5.625% Senior Notes Due 2021	91911K AD4 / US91911KAD46	C94143 AD3/ USC94143AD31	$700,000,000	N/A	1	$971.25	$30.00	$1,001.25
Bausch Health Companies Inc.	5.50% Senior Notes Due 2023	91911K AE2 / US91911KAE29	C94143 AE1 / USC94143AE14	$1,000,000,000	$800,000,000	2	$970.00	$30.00	$1,000.00
Bausch Health Companies Inc.	5.875% Senior Notes Due 2023	91831A AB7/ US91831AAB70	C96729 AB1 / US96729AB14	$3,250,000,000		2	$970.00	$30.00	$1,000.00

1 A $800,000,000 Tender Cap applies to the aggregate purchase price of the 5.50% Notes and the 5.875% Notes.

2 Per $1,000 principal amount of Notes validly tendered and accepted for purchase in the applicable Tender Offer (exclusive of any Accrued Interest, which will be paid by the Offeror in addition to the Tender Offer Consideration or the Total Consideration, as applicable, to, but not including, the applicable Settlement Date). References to aggregate purchase price herein exclude Accrued Interest, if any.

3 Includes the Applicable Premium, if any.

The Tender Oﬀers and Solicitation will expire at 11:59 p.m., New York City time, on March 21, 2019 (such date and time with respect to a Tender Offer and the Solicitation, as it may be extended for such Tender Offer and the Solicitation, the “Expiration Date”). No tenders will be valid if submitted after the Expiration Date. Tendered Notes may be withdrawn from the applicable Tender Oﬀer and, with respect to the 2021 Notes, the related consents may be revoked at or prior to, but not after, 5:00 p.m., New York City time, on March 7, 2019 (such date and time with respect to a Tender Offer and the Solicitation, as it may be extended for such Tender Offer and the Solicitation, the “Withdrawal Deadline”). Holders of Notes who tender their Notes after the Withdrawal Deadline, but prior to the Expiration Date, may not withdraw their tendered Notes or, with respect to the 2021 Notes, revoke their delivered consents, except for certain limited circumstances where additional withdrawal rights are required by law. Holders may not tender their 2021 Notes without delivering their consents to the Proposed Amendments to the indenture under which the 2021 Notes were issued and may not deliver their consents to the Proposed Amendments without tendering their 2021 Notes pursuant to the applicable Tender Offer.

Subject to the terms and conditions of the Tender Offers, the consideration for each $1,000 principal amount of Notes validly tendered (and not validly withdrawn) and accepted for purchase pursuant to the Tender Offers and the Solicitation will be the tender offer consideration for the applicable series of Notes set forth in the table above (with respect to each series of Notes, the “Tender Offer Consideration”). Holders of Notes that are validly tendered (and not validly withdrawn) at or prior to 5:00 p.m., New York City time, on March 7, 2019 (such date and time with respect to a Tender Offer, as it may be extended for such Tender Offer, the “Early Tender Date”) and accepted for purchase pursuant to the Tender Offers and the Solicitation will receive the applicable Tender Offer Consideration plus the early tender premium, if any, for the applicable series of Notes as set forth in the table above (with respect to each series of Notes, the “Applicable Premium” and, together with the applicable Tender Offer Consideration, the “Total Consideration”). Holders of Notes validly tendered after the Early Tender Date, but at or prior to the Expiration Date, and accepted for purchase pursuant to the Tender Offers and the Solicitation will receive the applicable Tender Offer Consideration, but not the Applicable Premium for the applicable series of Notes. No tenders will be valid if submitted after the Expiration Date.

In addition to the Tender Offer Consideration or the Total Consideration, as applicable, all Holders of Notes accepted for purchase pursuant to the Tender Offers and the Solicitation will, on the Early Settlement Date (as defined below) or the Final Settlement Date (as deﬁned below), as applicable, also receive accrued and unpaid interest on those Notes from the last interest payment date with respect to those Notes to, but not including, the Early Settlement Date or the Final Settlement Date, as applicable (the “Accrued Interest”).

If the Company receives valid consents of the holders of a majority in aggregate principal amount of the outstanding 2021 Notes (the “Requisite Consents”), the Company will execute a supplemental indenture effecting the Proposed Amendments. The Proposed Amendments will not become operative, however, unless and until the Company accepts for purchase and pays the Total Consideration with respect to

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validly tendered 2021 Notes and validly delivered consents representing a majority in aggregate principal amount of the outstanding 2021 Notes.

The Offeror reserves the right, in its sole discretion, to increase or decrease the amount of Notes purchased in any Tender Offer at any time such that the Aggregate Maximum Purchase Amount and the Tender Cap may be increased or decreased without extending the Early Tender Date or the Withdrawal Deadline or otherwise reinstating withdrawal rights for any Tender Oﬀer, subject to compliance with applicable law, which could result in the Offeror purchasing a greater or lesser amount of Notes in the Tender Oﬀers. If the Aggregate Maximum Purchase Amount or the Tender Cap changes, the Offeror does not expect to extend the Withdrawal Deadline, subject to applicable law.

The Offeror reserves the right, in its sole discretion, at any point following the Early Tender Date and prior to the Expiration Date, to accept for purchase any Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Date (the date of such acceptance and purchase, the “Early Settlement Date”), subject to the Aggregate Maximum Purchase Amount, the Tender Cap, the Acceptance Priority Levels and proration as described in the Statement. The Early Settlement Date will be determined at the Offeror’s option, assuming the conditions to the Tender Oﬀers and the Solicitation have been either satisﬁed or waived by the Offeror at or prior to the Early Settlement Date. If the Offeror elects to have an Early Settlement Date, it will accept Notes validly tendered at or prior to the Early Tender Date, subject to the Aggregate Maximum Purchase Amount, the Tender Cap, the Acceptance Priority Levels and proration as described in the Statement. Irrespective of whether the Offeror chooses to exercise its option to have an Early Settlement Date, it will purchase any remaining Notes that have been validly tendered at or prior to the Expiration Date and accepted for purchase, subject to all conditions to the Tender Offers and the Solicitation having been either satisﬁed or waived by the Offeror, promptly following the Expiration Date (the date of such acceptance and purchase, the “Final Settlement Date”; the Final Settlement Date and the Early Settlement Date each being a “Settlement Date”), subject to the Aggregate Maximum Purchase Amount, the Tender Cap, the Acceptance Priority Levels and proration as described in the Statement. The Final Settlement Date is expected to occur on the second business day following the Expiration Date, assuming the conditions to the Tender Offers and the Solicitation have been either satisﬁed or waived by the Offeror at or prior to the Expiration Date and Notes having an aggregate purchase price (exclusive of Accrued Interest) equal to the Aggregate Maximum Purchase Amount are not purchased on the Early Settlement Date.

Subject to the Aggregate Maximum Purchase Amount, the Tender Cap, the Acceptance Priority Levels and proration as described in the Statement, all Notes validly tendered at or prior to the Early Tender Date having the highest Acceptance Priority Level will be accepted for purchase before any Notes validly tendered at or prior to the Early Tender Date having the lowest Acceptance Priority Level are accepted for purchase, and all Notes validly tendered after the Early Tender Date having the highest Acceptance Priority Level will be accepted for purchase before any Notes validly tendered after the Early Tender Date having the lowest Acceptance Priority Level are accepted for purchase. However, even if the Tender Offers are not fully subscribed as of the Early Tender Date, subject to the Aggregate Maximum Purchase Amount and the Tender Cap, Notes validly tendered at or prior to the Early Tender Date will be accepted for purchase before any Notes validly tendered after the Early Tender Date are accepted for purchase, even if such Notes validly tendered after the Early Tender Date have the highest Acceptance Priority Level than Notes validly tendered at or prior to the Early Tender Date. Therefore, if the aggregate purchase price of Notes validly tendered at or prior to the Early Tender Date equals or exceeds the Aggregate Maximum Purchase Amount, the Offeror will not accept for purchase any Notes tendered after the Early Tender Date, and if the aggregate purchase price of 2023 Notes validly tendered at or prior to the Early Tender Date equals or exceeds the Tender Cap, the Offeror will not

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accept for purchase 2023 Notes tendered after the Early Tender Date, in each case unless the Offeror increases the Tender Cap and/or Aggregate Maximum Purchase Amount. Additional information about the application of the Aggregate Maximum Purchase Amount, Acceptance Priority Levels, Tender Cap and proration is set forth in the Statement.

The Tender Offers are not conditioned upon a minimum amount of Notes of any series, or a minimum amount of Notes of all series, being tendered. However, the Tender Oﬀers and the Solicitation are subject to, and conditioned upon, the satisfaction or waiver of certain conditions described in the Statement, including completion of concurrent private offerings by Bausch Health and/or its subsidiaries of at least $1,500 million aggregate principal amount of senior notes to finance the payment of the Tender Offer Consideration and the Total Consideration. While none of the Tender Offers are subject to receipt of the Requisite Consents, the Solicitation is conditioned on receipt of the Requisite Consents.

If, following the consummation of the Tender Offers and the Solicitation, any 2021 Notes remain outstanding, the Offeror intends to promptly redeem such 2021 Notes in accordance with terms of the 2021 Notes and the indenture under which the 2021 Notes were issued. In addition, if the aggregate purchase price of 2023 Notes validly tendered by the Expiration Date and accepted for purchase does not exceed the Tender Cap, the Offeror intends to retire or repay existing debt in a purchase price equal to the excess of the Tender Cap over the aggregate purchase price of 2023 Notes validly tendered and accepted for purchase in the Tender Offers.

J.P. Morgan is acting as the dealer manager and solicitation agent in the Tender Offers and Solicitation. Global Bondholder Services Corporation has been retained to serve as both the depositary and the information agent for the Tender Offers and Solicitation. Persons with questions regarding the Tender Offers and Solicitation should contact J.P. Morgan Securities LLC at (collect) (212) 834-3260 or (toll free) (866) 834-4666. Requests for copies of the Statement, the related Letter of Transmittal and Consent and other related materials should be directed to Global Bondholder Services Corporation at (toll-free) (866) 470-4200 or (collect) (212) 430-3774.

None of the Offeror, its board of directors or officers, the dealer managers and solicitation agents, the depositary, the information agent or the trustee with respect to the Notes, or any of their respective affiliates, makes any recommendation that holders tender or refrain from tendering all or any portion of the principal amount of their Notes, and no one has been authorized by any of them to make such a recommendation. Holders must make their own decision as to whether to tender their Notes and, if so, the principal amount of Notes to tender. The Tender Offers and Solicitation are made only by the Statement and related Letter of Transmittal and Consent. This news release is neither an offer to purchase nor a solicitation of an offer to sell any notes in the Tender Offers nor a solicitation of consents with respect to the Notes or any other securities. The Tender Offers and the Solicitation are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the Tender Offers and the Solicitation are required to be made by a licensed broker or dealer, the Tender Offers and the Solicitation will be deemed to be made on behalf of the Offeror by the dealer manager and solicitation agent or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Any securities issued pursuant to the financing transactions described above will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws. Such securities have not been

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and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

This news release is being issued pursuant to Rule 135c under the Securities Act and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities that may be issued pursuant to the financing transactions described above. Further, nothing contained herein shall constitute a notice of redemption of the Notes.

About Bausch Health

Bausch Health Companies Inc. (NYSE/TSX: BHC) is a global company whose mission is to improve people's lives with our health care products. We develop, manufacture and market a range of pharmaceutical, medical device and over-the-counter products, primarily in the therapeutic areas of eye health, gastroenterology and dermatology. We are delivering on our commitments as we build an innovative company dedicated to advancing global health.

Caution Regarding Forward-Looking Information and “Safe Harbor” Statement

This news release may contain forward-looking statements, including, but not limited to, the Tender Offers, the Solicitation, the details thereof and other expected effects of the Tender Offers or the Solicitation and the proposed concurrent private offerings of senior notes and the use of proceeds therefrom. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the aggregate amount of notes tendered (which could lead to retirement or repayment of other existing debt), the successful pricing and closing of the senior notes and risks and uncertainties discussed in the Company's most recent annual report and detailed from time to time in Bausch Health’s other filings with the Securities and Exchange Commission and the Canadian Securities Administrators, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch Health undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

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